UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 28, 2000


                            APPLIED BIOMETRICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           MINNESOTA                       0-22146                41-1508112
(State or other jurisdiction of         (Commission)          (I.R.S. Employer
         Incorporation)                 File Number)         Identification No.)


P.O. BOX 3170, BURNSVILLE, MINNESOTA                                       55337
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (952) 890-1123


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                                EXPLANATORY NOTE

     This Amendment to the Current Report on Form 8-K/A is being filed in order to amend Item 5 of the Current Report on Form 8-K as filed with the Securities and Exchange Commission on September 8, 2000 by Applied Biometrics, Inc.

ITEM 5. OTHER EVENTS

     On September 1, 2000, Applied Biometrics, Inc. announced that its Board of Directors had engaged Manchester Companies, Inc., a Minneapolis-based advisory and investment banking firm, to sell the remaining corporate assets and to perform the final termination of its operations. Attached to this report as
Exhibit 10.1 and Exhibit 99.1 and incorporated in this item by reference is a copy of an Engagement Agreement, dated August 24, 2000, by and between Manchester Companies, Inc. and Applied Biometrics, Inc. and a press release, dated September 6, 2000, regarding this decision.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 APPLIED BIOMETRICS, INC.


Dated:  December 28, 2000                        /s/ James D. Bonneville
                                                 -------------------------------
                                                 James D. Bonneville
                                                 Interim Chief Executive Officer








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EXHIBIT INDEX

Item       Description                            Method of Filing
----       -----------                            ----------------

10.1       Engagement  Agreement,  dated
           August 24,  2000,  by and between
           Manchester Companies, Inc. and
           Applied Biometrics, Inc............    Filed electronically herewith.

99.1       Press Release, dated September 6,
           2000...............................    Incorporated by reference to
                                                  Exhibit 99.1 to Applied
                                                  Biometrics' Form 8-K as filed
                                                  on September 8, 2000.













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